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Dessauer & McIntyre
Asset Management, Inc.

                       [LOGO] The Dessauer
                              Global Equity Fund

                              A no-load growth fund

--------------------------------------------------------------------------------

                                   [GRAPHIC]

Annual Report
March 31, 2000
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                        The Dessauer Global Equity Fund
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April 26, 2000

Dear Shareholder:

I am delighted to once again report on the performance of The Dessauer Global Equity Fund. For the twelve months ended March 31, 2000 the Net Asset Value increased from $14.97 to $23.56 per share. This represented a twelve-month return of +58.18%.

This investment return compares favorably to the Lipper Global Fund Index of +36.33% and easily surpassed the S&P 500 Index return of +17.94%. Obviously this was a spectacular year for the Fund and its shareholders.

Clearly, we are doing many things right, which the financial media has finally discovered. During the past year, I have been quoted in Barron's Weekly, Money Magazine, The Wall Street Journal and the London Financial Times. Everyone wants to know the same thing: what are we buying and more importantly why.

As I wrote to you last year, our results over the years have come about by combining value investing with our global perspective. This approach requires independent thinking and analysis. Here at Dessauer & McIntyre Asset Management ("DAMCo.") we do our own research and we form our own investment opinions.

In last year's letter to you the shareholders, I outlined the reasons why we have been successful over the years and how applying our skills in a focused manner provides me with a very optimistic view of the likelihood of success in the years to come. In this year's letter, I would like to update you on these aspects of what we do and at the same time talk about many of the particular companies which have given rise to our outstanding investment returns.

                            Secrets of Our Success

We have continued to focus upon our investment philosophy and strategies to bring about these positive results. This philosophy is summarized by the following six points:

1. We invest in the best companies in the most exciting industries in the world----This point of view drives us in making all of our stock selections. We invest in companies with a global franchise regardless of where they happen to have their corporate headquarters. We do not however invest directly in emerging markets but participate in the global economy through the reaches of many of our companies with worldwide operations. Enron Corporation which has been a Fund holding for nearly three years is a perfect example. The company operates networks throughout the world to develop and enhance energy and broadband communication services. This company has successfully transformed itself to fully participate globally in the New Economy. In fact, Enron was named by Fortune as "America's Most Innovative Company" for the second year in a row. The stock which has performed spectacularly for us is viewed as a core holding and gives us exposure to such global trends as the deregulation on electricity, energy services, power plant operations around the globe and of course telecommunications services through the company's 14,300 mile fiber optic cable line. Enron is clearly a play on the global economy.

2. We get to know the management of the companies we invest in---One of the lessons I learned many years ago is to invest alongside management teams whose passion is to drive their share prices higher. It is not enough to merely invest in an undervalued situation. It


                                                                               1
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                        The Dessauer Global Equity Fund
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    is very important to have a management team in place that has a plan to bring about value for the shareholders. Face-to-face meetings with management are very important to me. A prime example of this is Bally Total Fitness which has been a Fund holding for nearly three years. I have known Lee Hillman, the CEO of Bally, for nearly ten years. Lee was instrumental in the turnaround that occurred at Bally Entertainment before it was sold to Hilton in 1996. In early 1997 Lee took over Bally Fitness and the stock has gone from four dollars per share to the mid twenties where I think it still has tremendous potential. Lee's passion for producing results and his track record at being able to convert these results into share price appreciation are key reasons why we have a positive outlook for the shares of Bally Total Fitness.

3. We seek already-successful companies whose management is driven to constantly improve their competitive position---The Fund's portfolio has benefited greatly by this trend. Time Warner and GlaxoWellcome are two examples of Fund holdings that entered into merger agreements with the sole intent of enhancing further their global presence and market position. In the case of TimeWarner, the company has agreed to merge with AOL in a deal that will likely be completed by the end of the year 2000. The combined company will create the ultimate marriage of content and distribution for the future. I think the new company will be a powerhouse in the entertainment, Internet distribution and news industries and will be a must own stock for the next several years. The Fund has already wracked up huge gains in the shares of Time Warner and we look positively upon the merger.

    In the case of GlaxoWellcome the Fund is also the beneficiary of a great company seeking once again to enhance its position in the global pharmaceutical industry. GlaxoWellcome is in the final stages of merging with its British neighbor SmithKline Beecham. The deal will create the world's largest pharmaceutical firm with some $25 billion in sales and 7.3% of the global market. In addition, the combined company will have a R&D budget of about $4 billion per year will lead to many new drugs which should make this stock an excellent performer over the next several years.

4. We invest in industries that propel the growth in the global economy---Our perspective calls for us to invest in industries which will propel the growth in the global economy, including financial services, healthcare, entertainment, telecommunications and technology. The portfolio then is our way of investing in the successful future of the global economy. Just as in the last twelve months the next twelve will see the Fund's portfolio continue to reflect the dominant themes of our time, such as the growth of international trade, the decline of inflation, America's ascendancy to economic leadership, breakthrough medical discoveries and the development of e-commerce. An exciting example of a Fund holding at the crossroads of many of these developments is MCI Worldcom. The shares have been held by the Fund almost since its inception and the company is poised to lead the global revolution going on in all areas of communications including being one of the biggest Internet backbone plays around. The combination of quality of assets and outlook for consistency of growth makes this won of the Fund's core telecom holdings.

5. We profit from the Internet without investing in hugely overpriced "Internet" stocks--- The significance of this last investment principle cannot be overstated. The Fund's investment performance has not been as a result of reaching for performance by investing in "dot.com" companies. Recent market events have shown the danger of such a practice. We told you one year ago that we would avoid these plays but still be active in this communications revolution by investing in companies who are providing the infrastructure growth for the Internet. Such companies as Cable & Wireless, LSI Logic, Scientific Atlanta, Time Warner, Qwest Communications all fall into this category and seem to have extremely bright


2
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                        The Dessauer Global Equity Fund
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    futures. Our focus on real companies with current earnings and outstanding growth prospects makes the Fund's portfolio less vulnerable to the ever-changing mood swings on Wall Street.

6. We make investing less taxing for you---Although it cannot always be achieved, we strive for after tax returns. The Fund's turnover ratio is quite low. Gains are realized only upon careful consideration and this year's payout of only .0882 cents of long term gains is illustrative of this. We strive to emphasize the long term after tax return to the shareholders of the Fund.


                                 Looking Ahead

As I stated in last year's letter to shareholders, I remain a bull on the future prospects of the progress of the global economy. In addition, I remain very optimistic about the prospects of the Fund's portfolio. While no one has a crystal ball and we will certainly see more volatility, three or four years down the road I expect the Fund's portfolio to have grown considerably. I have put my money where my investment judgement is as well. I remain the Fund's largest individual shareholder. My nearly 45,000 shares of the Fund were worth more than one million dollars as of March 31, 2000.

On behalf of everyone here at DAMCo., I thank you for your loyalty and many written letters of appreciation and support. You are welcome to visit our website at dessauerandmcintyre.com throughout the year for various updates on our investment thinking.

Sincerely,


/s/ Thomas P. McIntyre

Thomas P. McIntyre, CFA

Chairman, President and Chief Executive Officer


Past performance of the Fund or Indexes is not predictive of future performance. Fund share values will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Advisor waived a portion of its fee during the period which had the affect of increasing Fund performance.

The Lipper Global Fund Index is composed of the 30 largest funds in the global equity objective. Lipper defines a Global Equity Fund as a fund that invests at least 25% of its portfolio in securities traded outside the United States but that may own U.S. securities as well. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses.

The Fund is distributed by First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, AZ 85018.


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                        The Dessauer Global Equity Fund
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       Comparison of the change in value of a $10,000 investment in The
     Dessauer Global Equity Fund, the Morgan Stanley Capital International
                World Index, and the Lipper Global Fund Index.

Plot Points
-----------

                                                            Lipper
                            Dessauer       MSCI             Global
                             Global     World Index       Fund Index
----------------------------------------------------------------------------
May '97                     $10,000      $10,000           $10,000
Jun '97                     $10,000      $10,497           $10,428
Sep '97                     $10,480      $10,797           $10,487
Dec '97                     $ 9,602      $10,531           $10,440
Mar '98                     $11,727      $12,040           $11,837
Jun '98                     $11,769      $12,284           $11,940
Sep '98                     $ 9,200      $10,811           $10,212
Dec '98                     $12,125      $13,093           $11,964
Mar '99                     $12,846      $13,562           $12,269
Jun '99                     $13,944      $14,209           $13,077
Sep '99                     $13,438      $13,999           $12,985
Dec '99                     $16,128      $16,360           $15,996
Mar '00                     $20,319      $16,528           $16,727



Past performance is not indicative of future performance.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including the U.S., Canada, Europe, Australia, New Zealand and the Far East. The Index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other cost investing.

The Lipper Global Fund Index measures the performance of the 30 largest mutual funds in the global fund investment objective, as determined by Lipper, Inc.


4
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                        The Dessauer Global Equity Fund
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PORTFOLIO OF INVESTMENTS BY INDUSTRY at  March 31, 2000
--------------------------------------------------------------------------------

Equity Securities (99.9%)                                                 Shares           Value
----------------------------------------------------------------------------------------------------
Consumer Services: (6.3%)
Cendant Corporation (United States)*...................................   275,717       $  5,100,764
                                                                                        ------------

Entertainment: (12.1%)
Pixar, Inc. (United States)*...........................................    29,527          1,053,745
Time Warner Inc. (United States).......................................    88,607          8,766,555
                                                                                        ------------
                                                                                           9,820,300
                                                                                        ------------

Financial Services: (9.6%)
AXA  ADR (France)......................................................    19,539          1,400,702
Citigroup Inc. (United States).........................................    59,658          3,538,465
SEI Investments Company (United States)................................    24,654          2,796,688
                                                                                        ------------
                                                                                           7,735,855
                                                                                        ------------

Health & Personal Care: (9.9%)
Bally Total Fitness Holding Corporation (United States)*...............    78,899          1,952,750
Elan Corporation Plc ADR (Ireland)*....................................    74,554          3,541,315
Glaxo Wellcome Plc ADR (United Kingdom)................................    20,999          1,203,505
Novartis AG ADR (Switzerland)..........................................    20,082          1,373,139
                                                                                        ------------
                                                                                           8,070,709
                                                                                        ------------

Hotel / Gaming: (2.8%)
Park Place Entertainment Corporation  (United States)*.................   197,534          2,271,641
                                                                                        ------------

Internet Software: (0.8%)
At Home Corporation (United States)*...................................    20,000            658,750
                                                                                        ------------

Conglomerate: (5.4%)
Enron Corporation (United States)......................................    59,007          4,418,149
                                                                                        ------------

Technology: (20.3%)
Koninklijke (Royal) Philips Electronics N.V. ADR (Netherlands).........    19,692          3,379,640
LSI Logic Corporation (United States)*.................................   157,533         11,312,838
Lucent Technologies, Inc. (United States)..............................    29,721          1,805,551
                                                                                        ------------
                                                                                          16,498,029
                                                                                        ------------

Telecommunications Services: (32.7%)
Cable & Wireless Plc ADR (United Kingdom)..............................    17,450            978,291
Global Crossing Ltd. (Bermuda)*........................................     1,989             81,425
KPNQuest N.V. (Netherlands)*...........................................     9,943            539,408
MCI WorldCom, Inc. (United States)*....................................    76,375          3,470,289
Qwest Communications International Inc. (United States)*...............   157,895          7,578,960
Scientific Atlanta, Inc. (United States)...............................   198,752         12,496,532
Vodafone AirTouch Plc ADR (United Kingdom).............................    24,786          1,377,172
                                                                                        ------------
                                                                                          26,522,077
                                                                                        ------------
Total Equity Securities
  (Cost $32,870,310)...................................................                   81,096,274
                                                                                        ------------



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                        The Dessauer Global Equity Fund
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PORTFOLIO OF INVESTMENTS BY INDUSTRY at  March 31, 2000 (Continued)
--------------------------------------------------------------------------------

                                                                        Principal
Short-Term Investments (0.2%)                                            Amount             Value
-----------------------------------------------------------------------------------------------------
Repurchase Agreement (0.2%)
  Investors Bank and Trust Company Repurchase
  Agreement, 5.30%, due 4/03/2000, [(Collateralized by $152,568
  Federal Home Loan Mortgage Corporation Pool # 846734, 7.243%
  due 11/01/2015) (Market Value $160,020)] (Proceeds $151,770)
  (Cost $151,703)...................................................... $ 151,703       $    151,703
                                                                                        -------------

Total Investments (100.1%)
  (Cost $33,022,013**).................................................                   81,247,977
                                                                                        -------------

Liabilities in excess of Other Assets (-0.1%)..........................                      (74,230)
                                                                                        -------------

Net Assets (100.0%)....................................................                 $ 81,173,747
                                                                                        =============

**Cost for federal income tax purposes is the same.

       Net unrealized appreciation consists of:
         Gross unrealized appreciation.................................                 $ 48,559,866
         Gross unrealized depreciation.................................                     (333,902)
                                                                                        -------------
           Net unrealized appreciation.................................                 $ 48,225,964
                                                                                        =============

ADR - American depositary receipt.
* Non-income producing security.


PORTFOLIO OF INVESTMENTS BY COUNTRY at  March 31, 2000
--------------------------------------------------------------------------------

                                                                     Percent of
Country                                                              Net Assets

Bermuda.............................................................       0.1%
France..............................................................       1.7%
Ireland.............................................................       4.4%
Netherlands.........................................................       4.8%
Switzerland.........................................................       1.7%
United Kingdom......................................................       4.4%
United States.......................................................      83.0%
Liabilities in excess of Other Assets...............................      (0.1%)
                                                                     -----------

Net Assets..........................................................     100.0%
                                                                     ===========


See accompanying Notes to Financial Statements.


6
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                        THE DESSAUER GLOBAL EQUITY FUND
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STATEMENT OF ASSETS AND LIABILITIES at March 31, 2000
--------------------------------------------------------------------------------

ASSETS
Investments in securities, at value (cost $33,022,013)........................  $ 81,247,977
Receivables for:
  Securities sold.............................................................       716,876
  Dividends and interest......................................................        19,966
  Fund shares sold............................................................        16,798
Prepaid expenses..............................................................        21,347
Other assets..................................................................        18,575
                                                                                ------------
  Total assets................................................................    82,041,539
                                                                                ------------

LIABILITIES
Payables for:
  Securities purchased........................................................       683,750
  Fund shares redeemed........................................................        70,655
  Due to Advisor..............................................................        20,160
Accrued expenses..............................................................        93,227
                                                                                ------------
  Total liabilities...........................................................       867,792
                                                                                ------------
NET ASSETS....................................................................  $ 81,173,747
                                                                                ============

Net asset value, offering and redemption price per share
  ($81,173,747/3,445,237 shares outstanding; 50,000,000
  shares authorized, $0.01 par value).........................................  $      23.56
                                                                                ============

SOURCE OF NET ASSETS
  Paid-in capital.............................................................  $ 27,413,575
  Accumulated net realized gain on investments and foreign currency...........     5,534,208
  Net unrealized appreciation on investments..................................    48,225,964
                                                                                ------------
    Net assets................................................................  $ 81,173,747
                                                                                ============

See accompanying notes to financial statements.


                                                                               7
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                        THE DESSAUER GLOBAL EQUITY FUND
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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                                   For the
                                                                  Year Ended
                                                                March 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME

Income
Dividends (Net of foreign taxes withheld of $11,422)........... $       431,703
Interest.......................................................          32,441
                                                                ----------------
  Total investment income......................................         464,144

Expenses
Advisory fees..................................................         543,444
Legal fees.....................................................         277,465
Shareholder service fee........................................         166,644
Reports to shareholders........................................         125,184
Transfer agent fees............................................         123,423
Amortization of deferred organization costs....................          86,821
Administration fees............................................          72,459
Accounting fees................................................          57,767
Registration expense...........................................          35,080
Custodian fees.................................................          29,028
Auditing fees..................................................          22,900
Trustee fees...................................................          21,968
Insurance expense..............................................          10,607
Miscellaneous..................................................          12,896
                                                                ----------------
  Total expenses...............................................       1,585,686
  Less: fees waived............................................        (338,602)
                                                                ----------------
  Net expenses before interest and commitment fee..............       1,247,084
  Interest expense.............................................          41,609
  Commitment fee on credit line................................          10,955
                                                                ----------------
  Net expenses.................................................       1,299,648
                                                                ----------------
    Net investment loss........................................        (835,504)
                                                                ----------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments...............................       8,214,246
Unrealized gain on investments.................................      26,609,581
                                                                ----------------
  Net realized and unrealized gain on investments..............      34,823,827
                                                                ----------------
  Net Increase in Net Assets Resulting from Operations......... $    33,988,323
                                                                ================



See accompanying Notes to Financial Statements.


8
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                        THE DESSAUER GLOBAL EQUITY FUND
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STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            For the                 For the
                                                                          Year Ended              Year Ended
                                                                        March 31, 2000          March 31, 1999
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss.................................................... $     (835,504)         $     (261,447)
Net realized gain on investments and foreign currency..................      8,214,246                  14,571
Unrealized appreciation on investments and foreign currency............     26,609,581               8,169,677
                                                                        --------------          --------------
  Net increase in net assets resulting
    from operations....................................................     33,988,323               7,922,801
                                                                        --------------          --------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income.............................................              -                (143,995)
From realized gain on investments......................................       (327,838)                      -
                                                                        --------------          --------------
  Total distributions to shareholders..................................       (327,838)               (143,995)
                                                                        --------------          --------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold..............................................      3,699,833                       -
Proceeds from reinvestment of distributions............................        157,260                       -
Cost of shares redeemed................................................    (46,929,734)                      -
                                                                        --------------          --------------
  Net decrease from capital share transactions.........................    (43,072,641)                      -
                                                                        --------------          --------------
  Net increase (decrease) in net assets................................     (9,412,156)              7,778,806

NET ASSETS
Beginning of period....................................................     90,585,903              82,807,097
                                                                        --------------          --------------
End of period.......................................................... $   81,173,747          $   90,585,903
                                                                        ==============          ==============

CHANGES IN SHARES
Shares sold............................................................        202,389                       -
Shares reinvested from distributions...................................          9,011                       -
Shares redeemed........................................................     (2,816,367)                      -
                                                                        --------------          --------------
Net decrease...........................................................     (2,604,967)                      -
                                                                        ==============          ==============


See accompanying notes to financial statements.


                                                                               9
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                        THE DESSAUER GLOBAL EQUITY FUND
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FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
--------------------------------------------------------------------------------

                                                                 For the Year            For the Year            May 30, 1997*
                                                                     Ended                   Ended                    to
                                                                March 31, 2000          March 31, 1999          March 31, 1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...........................       $  14.97                $  13.69                $  11.88
                                                                --------------          --------------          --------------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss).................................          (0.24)                  (0.05)                   0.10
  Net realized and unrealized gain
    on investments.............................................           8.92                    1.35                    1.90 **
                                                                --------------          --------------          --------------
Total from investment operations...............................           8.68                    1.30                    2.00
                                                                --------------          --------------          --------------

LESS DISTRIBUTIONS
    Dividends from net investment income.......................           0.00                   (0.02)                  (0.06)
    Distributions from net realized gain.......................          (0.09)                   0.00                   (0.13)
                                                                --------------          --------------          --------------
Total distributions............................................          (0.09)                  (0.02)                  (0.19)
                                                                --------------          --------------          --------------
Net asset value, end of period.................................       $  23.56                $  14.97                $  13.69
                                                                ==============          ==============          ==============
Initial offering price.........................................            N/A                $  12.50                $  12.50
New York Stock Exchange closing price, end of period...........            N/A                $  14.13                $  12.50
Total investment return+++.....................................            N/A                   13.20%/1/                1.76%/+1/

Total return...................................................          58.18%/2/                9.54%/2/               17.27%/+2/

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (thousands)..........................       $ 81,174                $ 90,586                $ 82,807

Ratio of expenses to average net assets
  including interest expense:
    Before fees waived.........................................           2.26%                   1.43%                   1.54% ++
    After fees waived..........................................           1.79%                    N/A                     N/A

Ratio of net investment income (loss) to average
  net assets:
    Before fees waived.........................................          (1.62%)                 (0.32%)                  0.99% ++
    After fees waived..........................................          (1.15%)                   N/A                     N/A

Portfolio turnover rate........................................           9.63%                  51.68%                  74.47% +


*Commencement of the Fund.
**Includes the impact of a $330,000 ($0.06 per share) charge for offering expenses paid pursuant to the terms of the prospectus dated May 30, 1997.
+Not annualized.
++Annualized.
+++Does not reflect sales charges.
/1/Based on the market price of the Fund's shares and including the reinvestment of dividends and distributions at prices obtained by participants in the Fund's dividend reinvestment plan.
/2/Based on net asset value per share and including the reinvestment of dividends and distributions.


See accompanying Notes to Financial Statements.


10
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                        The Dessauer Global Equity Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Dessauer Global Equity Fund (the "Fund") is a Delaware business trust that was organized on June 27, 1996 and registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company. The Fund commenced operations on May 30, 1997 and has, as its objective, long-term capital appreciation. On April 22, 1999 the Fund ceased to operate as a closed-end fund. Effective April 29, 1999 the Fund commenced operations as an open-end fund.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statement of Operations.

B. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated using the specific identification method.


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                        The Dessauer Global Equity Fund
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C.  Federal Income Taxes.  The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

E. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended March 31, 2000, the Fund decreased paid-in capital by $835,504 due to the Fund experiencing a net investment loss during the year. Accumulated net realized gain on investments and foreign currency and net assets were not affected by this change.

F. Organization Cost. The Fund has adopted AICPA Statement of Position No. 98-5, which requires organization costs to be charged against income when incurred.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund entered into an Investment Advisory Agreement with Dessauer & McIntyre Asset Management, Inc. ("DAMCo.") pursuant to which the Investment Adviser is responsible for providing investment advisory services to the Fund (the "Advisory Agreement"). Effective June 27, 1998 the Fund pays DAMCo. a monthly fee at an annual rate of 0.75% of its average daily net asset value of the Fund. Prior to June 27, 1998, the Fund paid DAMCo. fees at an annual rate of 0.60% of its average daily net asset. For the year ended March 31, 2000, the Fund incurred $543,444 in advisory fees.

The Fund is responsible for its own operating expenses. DAMCo. has agreed to limit the Fund's total operating expenses, excluding interest and taxes, to not more than 1.75% of average daily net assets. Any fee withheld and/or any Fund expense absorbed by DAMCo., if so requested by DAMCo., anytime before the end of the third fiscal year following the year to which the fee waived and expenses absorbed relate, provided the aggregate amount of the Fund's current operating for such fiscal year does not exceed the applicable limitation on Fund's expenses. For the year ended March 31, 2000 DAMCo. waived fees of $338,602, all of which may be recaptured by DAMCo. no later than March 31, 2003. The Fund must pay its current ordinary operating expenses before DAMCo. is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Directors review and approval prior to the time the reimbursement is initiated.

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                        The Dessauer Global Equity Fund
--------------------------------------------------------------------------------

Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee equal to 0.10% of average net assets. For the year ended March 31, 2000, the Fund paid $72,459 in such fees.

Certain officers of the Fund are also officers and/or Trustees of the Investment Advisers and the Administrator.

NOTE 4 - CONCENTRATION OF RISK

The Fund invests a substantial portion of its assets in foreign securities. Certain price and currency exchange fluctuations, as well as economic and political situations in the foreign jurisdictions, could have a significant impact on the Fund's net assets.

NOTE 5 - LINE OF CREDIT

The Fund currently has a $5 million committed line of credit with a bank that renews annually on June 30. At March 31, 2000, the interest rate, which is revised from time to time, on the line of credit is 9.00%.

At March 31, 2000, the Fund had no outstanding borrowing. The borrowings under the line of the credit varied from $0 to $2 million, and averaged $488,000 during the year ended March 31, 2000, with an 8.58% of weighted average interest rate.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding U. S. Government obligations and short-term investments, for the year ended March 31, 2000, were $6,954,596 and $47,988,431 respectively.

                        REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Trustees
The Dessauer Global Equity Fund

We have audited the accompanying statement of assets and liabilities of The Dessauer Global Equity Fund (the "Fund"), including the portfolio of investments, as of March 31, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 30, 1997 (commencement of the Fund) through March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dessauer Global Equity Fund as of March 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 30, 1997 (commencement of the Fund) through March 31, 1998, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP

Los Angeles, California

May 5, 2000

This material is intended for shareholders of The Dessauer Global Equity Fund and may not be used as sales literature unless preceeded or accompanied by a current prospectuse. The Prospectus contains more information, including the potential volatility, political, economic and currency risks associated with foreign investing and the Fund's ongoing fees and expenses. Statements and other information herein are dated and are subject to change.

The Fund is distributed by First Fund Distributors, Inc., Phoenix, Arizona
85018.

For more information, please call 1-800-560-0086

DESAR 5/00


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